                               PARTNERS PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                                                     A0097 02/01

PORTFOLIO MANAGER'S COMMENTARY
Neuberger Berman Advisers Management Trust                       January 2, 2001
--------------------------------------------------------------------------------
          Partners Portfolio
   S. BASU MULLICK, PORTFOLIO MANAGER
   In the year 2000, many investors learned that preserving capital in down markets is every bit as important as generating returns in up markets. Investors who bet heavily on technology stocks, last year's biggest winners, saw the value of their portfolios decline substantially. Those investors who remained committed to value principles finished the year with most if not all of their capital intact. We are pleased the AMT Partners Portfolio closed the year with a modest gain of 0.70%, outperforming the Standard & Poor's 500 (S&P 500), which lost 9.10%, but underperforming the Russell 1000 Value Index, which gained 7.02%.(1)
   Our largest sector weighting was in financial services stocks (25.2% of total equity market value as of December 31, 2000), with a strong bias toward transaction oriented companies not dependent on favorable interest rate spreads to grow revenues and profits. Within this sector, our insurance company investments performed exceptionally well, as policy pricing firmed. We believe the insurance industry is still in the early stages of an extended profit recovery.
   Our health care holdings (12.2% of total equity market value), primarily leading pharmaceutical companies, also excelled. We began accumulating these stocks a year and a half ago, when the group was out of favor due to a potential slowdown in new drug introductions and the Clinton Administration's vocal support for price caps on prescription drugs. With successful new drugs coming to market and pricing regulation concerns diminished by President Bush's election, the pharmaceuticals regained investor support. Drug stocks are no longer dirt cheap. However, over the next year, we believe investors will continue to gravitate to industry groups and companies that can grow earnings despite a much less vibrant economy. We make the same case for our consumer staples holdings (16.8% of total equity market value), which performed well this year and should continue to attract investors looking for secure earnings in a slower growth economy.
   Our technology investments (16.3% of total equity market value) were the biggest drag on performance. Blessed with hindsight, our biggest error was sticking with computer services and software companies, which we bought at the right price early last year, but failed to harvest prior to this year's sell-off. Over the next several years, we believe spending on technology services and software that adapts existing computer hardware to a wireless platform will be the top priority in corporate information technology budgets. Our investments in cellular telephone manufacturers also penalized performance as demand for basic handsets declined. However, we believe these companies will do quite well as the next generation of wireless devices, including those that can access Internet services, come to market.
   Sometimes what you don't do has a bigger impact on performance than what you do. Our significant underweighting in utilities (5.2% of total equity market value) was one of the major reasons we underperformed the Russell 1000 Value Index this year. The stocks of power generating companies soared as strong demand and constrained capacity propelled pricing and profits. Even plain vanilla utilities -- electricity and natural gas retailers -- performed well, due in part to accelerating consolidation in this sector of the industry. We are doing a lot of homework on utilities and may be making a bigger commitment to this group.
   As you may have guessed from some of this commentary, we are concerned about the economy and the stock market. Although the Federal Reserve has reversed course and begun to lower interest rates, we believe the economy will have a much bumpier landing than many people anticipate. A modest recession and more difficult recovery, similar to the economic woes of 1990 rather than the slowdowns in 1995 and 1998, is a real possibility. Consequently, we are reluctant to increase our exposure to economically sensitive stocks at this juncture. As we gain confidence the economy is regaining momentum, perhaps in the second half of 2001, we will become more aggressive.
   In 2000, value investing proved its worth in the worst year for the S&P 500 since 1974. We believe investors have learned an important lesson -- valuations do matter! Looking ahead, we believe the market will be driven by fundamentals not fashion, providing a tailwind for value investors.

Sincerely,

/s/ S. Basu Mullick
S. Basu Mullick
PORTFOLIO MANAGER

------------------------
(1)0.70%, 13.89%, and 14.82% were the average annual total returns for the 1-, 5-year and since inception (3/22/94) for the periods ended December 31, 2000. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Results are shown on a total return basis and include reinvestment of all dividends and capital gains distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Partners Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                RUSSELL
            PARTNERS   1000-REGISTERED TRADEMARK-
            PORTFOLIO            VALUE             S&P 500
3/22/1994     $10,000                     $10,000  $10,000
12/31/1994     $9,770                      $9,656  $10,036
1995          $13,333                     $13,360  $13,803
1996          $17,276                     $16,251  $16,970
1997          $22,674                     $21,969  $22,630
1998          $23,629                     $25,403  $29,097
1999          $25,370                     $27,269  $35,218
2000          $25,548                     $29,182  $32,013

AVERAGE ANNUAL TOTAL RETURN(1)

                                  RUSSELL
              PARTNERS   1000-REGISTERED TRADEMARK-
              PORTFOLIO           VALUE(2)           S&P 500(2)
1 YEAR           +0.70%                      +7.02%      -9.10%
5 YEAR          +13.89%                     +16.91%     +18.32%
LIFE OF FUND    +14.82%                     +17.10%     +18.71%

   Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") commenced operations on 3/22/94.

1. "Total Return" includes reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and distributions. The Fund may invest in many securities not included in the above-described indices.

Performance data are historical and include changes in share price and reinvestment of dividends and distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------
          Partners Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
                       COMMON STOCKS (96.2%)
BANKING & FINANCIAL (9.7%)
         302,700       Bank of New York                 $ 16,705,256
         499,100       Chase Manhattan                    22,677,856
         411,200       Citigroup Inc.                     20,996,900
         324,100       Wells Fargo                        18,048,319
                                                        ------------
                                                          78,428,331
                                                        ------------
BASIC MATERIALS (4.0%)
         503,100       Alcoa Inc.                         16,853,850
         221,000       Monsanto Co.                        5,980,813(2)
         208,800       Praxair, Inc.                       9,265,500
                                                        ------------
                                                          32,100,163
                                                        ------------
CAPITAL GOODS (4.1%)
         143,600       General Dynamics                   11,200,800
          78,500       Millipore Corp.                     4,945,500
         132,100       Parker-Hannifin                     5,828,913
         310,800       SCI Systems                         8,197,350(2)
         111,200       Thermo Electron                     3,308,200(2)
                                                        ------------
                                                          33,480,763
                                                        ------------
COMMUNICATION SERVICES (2.2%)
         145,600       Level 3 Communications              4,777,500(2)
         198,400       Nextel Communications               4,910,400(2)
          93,740       Verizon Communications              4,698,718
         273,200       WinStar Communications              3,193,025(2)
                                                        ------------
                                                          17,579,643
                                                        ------------
CONSUMER CYCLICALS (8.2%)
         252,200       Best Buy                            7,455,663(2)
         573,400       Carnival Corp.                     17,667,887
         235,200       Costco Wholesale                    9,393,300(2)
         105,500       Gannett Co.                         6,653,094

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
         411,700       Lear Corp.                       $ 10,215,306(2)
         572,700       Masco Corp.                        14,711,231
                                                        ------------
                                                          66,096,481
                                                        ------------
CONSUMER STAPLES (15.6%)
          95,500       Albertson's Inc.                    2,530,750
         269,300       Anheuser-Busch                     12,253,150
         707,400       AT&T Corp.-Liberty Media Group
                       Class A                             9,594,112(2)
         164,300       Clorox Co.                          5,832,650
         169,400       Gillette Co.                        6,119,575
         236,700       Kimberly-Clark                     16,732,323
       1,325,300       Kroger Co.                         35,865,931(2)
         375,400       McDonald's Corp.                   12,763,600
         179,200       Procter & Gamble                   14,056,000
         358,100       Walt Disney                        10,362,519
                                                        ------------
                                                         126,110,610
                                                        ------------
ENERGY (5.1%)
         119,200       BP Amoco ADR                        5,706,700
         111,900       Chevron Corp.                       9,448,556
          67,500       Cooper Cameron                      4,459,219(2)
         159,500       Exxon Mobil                        13,866,531
         222,500       Halliburton Co.                     8,065,625
                                                        ------------
                                                          41,546,631
                                                        ------------
FINANCIAL SERVICES (16.7%)
         144,650       American International Group       14,257,066
         418,400       Aon Corp.                          14,330,200
           7,800       Berkshire Hathaway Class B         18,361,200(2)
         132,100       CIGNA Corp.                        17,476,830
         217,100       Equity Office Properties Trust      7,082,888
         136,300       Freddie Mac                         9,387,662
         187,600       Morgan Stanley Dean Witter         14,867,300
         295,100       Providian Financial                16,968,250

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Partners Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
         122,900       USA Education                    $  8,357,200
         161,196       XL Capital                         14,084,500
                                                        ------------
                                                         135,173,096
                                                        ------------
HEALTH CARE (9.8%)
         267,400       American Home Products             16,993,270
         929,500       Boston Scientific                  12,722,531(2)
         137,200       Bristol-Myers Squibb               10,144,225
         102,900       Johnson & Johnson                  10,810,931
         198,300       Merck & Co.                        18,565,838
         173,700       Schering-Plough                     9,857,475
                                                        ------------
                                                          79,094,270
                                                        ------------
TECHNOLOGY (15.8%)
         212,000       BMC Software                        2,968,000(2)
         580,800       Cadence Design Systems             15,972,000(2)
         101,100       Ceridian Corp.                      2,015,681(2)
         313,900       Computer Associates                 6,121,050
         232,600       Computer Sciences                  13,985,075(2)
         128,100       Crown Castle International          3,466,706(2)
         247,700       First Data                         13,050,694
         178,200       Gateway Inc.                        3,205,818(2)
         596,900       General Motors Class H             13,728,700(2)
         182,900       IBM                                15,546,500
         517,300       Lexmark International Group        22,922,856(2)
         388,300       Motorola, Inc.                      7,863,075
         485,000       Parametric Technology               6,517,188(2)
                                                        ------------
                                                         127,363,343
                                                        ------------
UTILITIES (5.0%)
         266,300       Edison International                4,160,937
         150,900       Exelon Corp.                       10,594,689

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
         234,300       Southern Co.                     $  7,790,475
         457,300       The Williams Cos.                  18,263,419
                                                        ------------
                                                          40,809,520
                                                        ------------
                       TOTAL COMMON STOCKS
                       (COST $697,604,252)               777,782,851
                                                        ------------
                       PREFERRED STOCKS (1.6%)
         432,000       News Corp. ADR
                       (COST $11,339,668)                 12,555,000
                                                        ------------

      Principal
       Amount
---------------------
                       REPURCHASE AGREEMENT (1.9%)
     $15,537,000       State Street Bank and Trust
                       Co. Repurchase Agreement,
                       6.35%, due 1/2/01, dated
                       12/29/00, Maturity Value
                       $15,547,962, Collateralized by
                       $15,640,000 FHLB, 6.315%,
                       due 8/24/01 (Collateral Value
                       $16,007,321) (COST
                       $15,537,000)                        15,537,000(3)
                                                         ------------
                       SHORT-TERM INVESTMENTS (1.9%)
      15,419,611       N&B Securities Lending Quality
                       Fund, LLC  (COST $15,419,611)       15,419,611(3)
                                                         ------------
                       TOTAL INVESTMENTS (101.6%)
                       (COST $739,900,531)                821,294,462(4)
                       Liabilities, less cash,
                       receivables and other assets
                       [(1.6%)]                           (12,996,613)
                                                         ------------
                       TOTAL NET ASSETS (100.0%)         $808,297,849
                                                         ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Partners Portfolio
1) Investments in securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) At cost, which approximates market value.
4) At December 31, 2000, the cost of investments for U.S. Federal income tax purposes was $744,596,710. Gross unrealized appreciation of investments was $126,418,443 and gross unrealized depreciation of investments was $49,720,691, resulting in net unrealized appreciation of $76,697,752, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Partners Portfolio

                                                    DECEMBER 31,
                                                        2000
                                                    -------------
ASSETS
      Investments in securities, at market value
       (Cost $739,900,531) (Note A)-see Schedule
       of Investments                               $821,294,462
      Cash                                                   147
      Receivable for securities sold                  10,547,220
      Receivable for Fund shares sold                  2,738,848
      Dividends and interest receivable                  635,882
      Prepaid expenses and other assets                   32,611
                                                    -------------
                                                     835,249,170
                                                    -------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                       15,419,611
      Payable for securities purchased                 9,193,792
      Payable for Fund shares redeemed                 1,136,709
      Accrued expenses and other payables                672,908
      Payable to investment manager (Note B)             335,696
      Payable to administrator (Note B)                  192,605
                                                    -------------
                                                      26,951,321
                                                    -------------
NET ASSETS at value                                 $808,297,849
                                                    -------------

NET ASSETS consist of:
      Par value                                     $     49,979
      Paid-in capital in excess of par value         702,779,739
      Accumulated undistributed net investment
       income                                          2,997,190
      Accumulated net realized gains on
       investments                                    21,077,010
      Net unrealized appreciation in value of
       investment securities                          81,393,931
                                                    -------------
NET ASSETS at value                                 $808,297,849
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                    49,979,405
                                                    -------------
NET ASSET VALUE, offering and redemption price per
  share                                             $      16.17
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Partners Portfolio

                                                       For the
                                                      Year Ended
                                                     DECEMBER 31,
                                                         2000
                                                     ------------
INVESTMENT INCOME
    Income:
      Interest income                                $ 1,535,297
      Dividend income                                  9,851,342
      Foreign taxes withheld (Note A)                    (31,218)
                                                     ------------
        Total income                                  11,355,421
                                                     ------------
    Expenses:
      Investment management fee (Note B)               4,391,828
      Administration fee (Note B)                      2,535,413
      Shareholder reports                                453,186
      Custodian fees (Note B)                            189,501
      Legal fees                                          84,431
      Trustees' fees and expenses                         70,118
      Auditing fees                                       46,451
      Amortization of deferred organization and
       initial offering expenses (Note A)                  1,745
      Miscellaneous                                       16,626
                                                     ------------
        Total expenses                                 7,789,299
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                        (5,141)
                                                     ------------
        Total net expenses                             7,784,158
                                                     ------------
        Net investment income                          3,571,263
                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
     sold                                             27,035,230
    Change in net unrealized appreciation
     (depreciation) of investment securities         (27,342,258)
                                                     ------------
        Net loss on investments                         (307,028)
                                                     ------------
        Net increase in net assets resulting from
        operations                                   $ 3,264,235
                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Partners Portfolio

                                                   Year Ended
                                                  DECEMBER 31,
                                              2000            1999
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $   3,571,263  $    6,822,432
    Net realized gain on investments         27,035,230     151,488,358
    Change in net unrealized
     appreciation (depreciation) of
     investments                            (27,342,258)    (42,257,825)
                                          -----------------------------
    Net increase in net assets resulting
     from operations                          3,264,235     116,052,965
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                    (7,098,877)    (18,318,731)
    Net realized gain on investments       (150,969,442)    (31,858,662)
                                          -----------------------------
    Total distributions to shareholders    (158,068,319)    (50,177,393)
                                          -----------------------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold               265,676,081     198,209,637
    Proceeds from reinvestment of
     dividends and distributions            158,068,319      50,177,393
    Payments for shares redeemed           (450,139,871)   (955,234,165)
                                          -----------------------------
    Net decrease from Fund share
     transactions                           (26,395,471)   (706,847,135)
                                          -----------------------------
NET DECREASE IN NET ASSETS                 (181,199,555)   (640,971,563)
NET ASSETS:
    Beginning of year                       989,497,404   1,630,468,967
                                          -----------------------------
    End of year                           $ 808,297,849  $  989,497,404
                                          -----------------------------
    Accumulated undistributed net
     investment income at end of year     $   2,997,190  $    6,728,572
                                          -----------------------------
NUMBER OF FUND SHARES:
    Sold                                     16,496,511      10,187,988
    Issued on reinvestment of dividends
     and distributions                       10,559,006       2,778,371
    Redeemed                                (27,458,686)    (48,713,869)
                                          -----------------------------
    Net decrease in shares outstanding         (403,169)    (35,747,510)
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Partners Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Partners Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Partners Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Partners Investments.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
5) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Partners Portfolio
   in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7) ORGANIZATION EXPENSES: Organization expenses incurred by the Fund were fully amortized as of December 31, 2000.
8) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
9) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At December 31, 2000, the value of the securities loaned and the value of the collateral were $15,117,255 and $15,419,611, respectively.
10) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.
11) INCOME RECOGNITION: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

NOTE B -- MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND
          OTHER TRANSACTIONS WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Partners Portfolio

   The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has contractually undertaken through April 30, 2001 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the year ended December 31, 2000, no reimbursement to the Fund was required.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $5,141.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 2000, there were purchase and sale transactions (excluding short-term securities) of $799,993,082 and $949,944,898, respectively.
   During the year ended December 31, 2000, brokerage commissions on securities transactions amounted to $1,714,227, of which Neuberger received $1,083,268, and other brokers received $630,959.

NOTE D -- LINE OF CREDIT:
   At December 31, 2000, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2000, nor had the Fund utilized this line of credit at any time prior to that date.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Partners Portfolio (1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.(2)

                                                                         Year Ended December 31,
                                              2000              1999              1998               1997               1996
                                         ----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $19.64            $18.93             $20.60             $16.48            $13.23
                                         ----------------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                           .07               .11                .20                .12               .10
    Net Gains or Losses on
 Securities (both realized and
 unrealized)                                       (.20)             1.23                .73               4.82              3.69
                                         ----------------------------------------------------------------------------------------
      Total From Investment
 Operations                                        (.13)             1.34                .93               4.94              3.79
                                         ----------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
 income)                                           (.15)             (.23)              (.08)              (.05)             (.04)
    Distributions (from net capital
 gains)                                           (3.19)             (.40)             (2.52)              (.77)             (.50)
                                         ----------------------------------------------------------------------------------------
      Total Distributions                         (3.34)             (.63)             (2.60)              (.82)             (.54)
                                         ----------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $16.17            $19.64             $18.93             $20.60            $16.48
                                         ----------------------------------------------------------------------------------------
Total Return(3)                                   +0.70%            +7.37%             +4.21%            +31.25%           +29.57%
                                         ----------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
 millions)                                       $808.3            $989.5           $1,630.5           $1,632.8            $705.4
                                         ----------------------------------------------------------------------------------------
    Ratio of Gross Expenses to
 Average Net Assets(4)                              .92%              .87%               .84%               .86%              .95%
                                         ----------------------------------------------------------------------------------------
    Ratio of Net Expenses to Average
 Net Assets                                         .92%              .87%               .84%               .86%              .95%
                                         ----------------------------------------------------------------------------------------
    Ratio of Net Investment Income
 to Average Net Assets                              .42%              .57%              1.04%               .60%              .60%
                                         ----------------------------------------------------------------------------------------
    Portfolio Turnover Rate                          97%              112%               148%               106%              118%
                                         ----------------------------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Partners Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Partners Investment's income and expenses under the prior master/feeder fund structure.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
4) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Partners Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Partners Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Partners Portfolio of Neuberger Berman Advisers Management Trust at
December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 1, 2001